NINTH AMENDMENT TO LOAN AGREEMENT


     This Ninth Amendment To Loan Agreement ("Amendment") effective as of May 1, 2002 (the "Amendment Effective Date") is made and entered into by and among Boots & Coots International Well Control, Inc., a Delaware corporation (the "Borrower"); the financial institutions and other persons (each, together with its successors and assigns, a "Lender" and collectively, the "Lenders") from time to time a party to the Loan Agreement (as hereinafter defined), and Specialty Finance Fund I, LLC, a Delaware limited liability company ("Specialty"), as successor to Comerica Bank-Texas, a Texas banking association ("Comerica"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS:

     Whereas, the Borrower, the Lenders, and the Agent are parties to a Loan Agreement dated as of October 28, 1998, as amended from time to time, (as amended, the "Loan Agreement");

     Whereas, Effective of even date herewith, the Lenders have assigned a participation interest in and to the Loan Agreement to Steven P. Nichols and Duane H. Floyd, who pursuant to such Assignment is a Lender under the Loan Agreement; and

     Whereas, the Borrower, the Lenders and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

     Now, Therefore, For Good and valuable consideration, including the mutual agreements of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

     Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

     Section 2. Amendments to Section 1.1 of Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement shall be amended as follows:

          (a) The definition of "Borrowing Base" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

          "Borrowing  Base"  means,  as at any date, the amount of the Borrowing
           ---------------
     Base as established by the Lenders from time to time in their sole discretion and until further notice by Lenders to Borrower, for the period from the Amendment Effective Date the Borrowing base is hereby established to be $2,000,000.00. On the First Borrowing Base Reduction Date, the Borrowing Base is reduced and is hereby established to be $1,250,000.00. For the period after the Second Borrowing Base Reduction Date through the Maturity Date, the Borrowing Base is reduced further and is hereby established to be $1,000,000.00.


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          (b)  A  new  definition  of  "First  Borrowing Base Reduction Date" is hereby  added  to  the  Loan  agreement  as  follows:

          "First  Borrowing  Base  Reduction Date" means July 9, 2002; or in the
           --------------------------------------
          event Borrower exercises the option to extend such date as provided in
          Section  3.2,  October  9,  2002.

          (c) A new definition of "Second Borrowing Base Reduction Date" is hereby added to the Loan Agreement as follows:

          "Second  Borrowing Base Reduction Date" means July 25, 2002; or in the
           -------------------------------------
          event Borrower exercises the option to extend such date as provided in
          Section  3.2,  October  25,  2002

     Section 3. Amendment to Section 3.2(b)of the Loan Agreement. Section 3.2(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

          "(b)  Borrowing  Base"  Borrower  shall from time to time on demand by
                ---------------
Agent prepay the Revolving Loans (or provide Cover for Letter of Credit Liabilities) in such amounts as shall be necessary so that at all times the aggregate outstanding amount of all Revolving Loan Obligations shall be less than or equal to the Maximum Revolving Loan Available Amount. Notwithstanding the foregoing, Borrower is hereby granted an option to extend the First Borrowing Base Reduction Date until October 9, 2002 by giving the Agent and the Lenders written notice of such election prior to July 9, 2002 and paying a fee of (i) $9,844.00; and (ii) by the issuance of one hundred thousand (100,000) shares of the authorized common stock of Borrower, delivered in the name of the Lenders, or as the Lenders shall otherwise agree. Furthermore, Borrower is hereby granted an option to extend the Second Borrowing Base Reduction Date until October 25, 2002 by giving the Agent and the Lenders written notice of such election prior to July 24, 2002 and paying a fee of (i) $3,281.00; and (ii) by the issuance of thirty three thousand three hundred and thirty four (33,334) shares of the authorized common stock of Borrower, delivered in the name of the Lenders, or as the Lenders shall otherwise agree."

     Section 4. No Reliance by Others. None of the provisions of this Amendment shall inure to the benefit of Borrower or any other Obligor or any Person other than Lenders and Agent; consequently, neither Borrower or any other Obligor shall be, and no Person other than the Lenders and Agent shall be, entitled to rely upon or raise as a claim or defense, in any manner whatsoever, the failure of Lenders and Agent to comply with the provisions of this Amendment. Neither the Agent nor any Lender shall incur any liability to Borrower or any other Obligor or any other Person for any act or omission of the other.

     Section 5. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the


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other  documents referred to therein.  Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the Amendment Effective Date.

     Section 6. Representations and Warranties. (a) To induce the Agent and the Lenders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Lenders that:

          (i) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (ii) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally; and

          (iii) the execution, delivery and performance by the Borrower of this Amendment (1) has been duly authorized by all requisite corporate action,
     (2) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (x) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (y) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (z) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, that certain Subordinated Note Restructuring Agreement dated as of December 28, 2000 between the Borrower and The Prudential Insurance Company of America (the "Subordinated Note Restructuring Agreement"), or
     (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (3)(A)(z) of this Section 6(a)(iii).

     Section 7. Conditions to Effectiveness of This Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied on the Effective Date:

          (a) executed counterparts of this Amendment, duly executed by the Borrower, the Agent and the Lenders, shall have been delivered to the Lenders;


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          (b)  the  Agent  shall  have received a copy of the resolutions of the
     Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment in the form annexed hereto as Exhibit A;

          (c)  the  representations  and warranties of the Borrower set forth in
     Section 6 hereof are true and correct on and with respect to the date hereof; and

          (d) the Borrower shall pay fees as consideration for the benefits it receives under this Amendment equal to (i) $7,500.00; (ii) thirty three thousand three hundred thirty four (33,334) shares of the authorized common stock of Borrower delivered in the name of the Assignee Lenders, or as the Lenders shall otherwise agree, both of the foregoing being due on the Amendment Effective Date; and (iii) $3,281.00 due on the Second Borrowing Base Reduction Date.

     Upon receipt of all of the foregoing, this Amendment shall become effective.

     Section 8. Waiver of Prior Events of Default, Etc. Upon satisfaction of the conditions set forth in Section 6, each and every Default or Event of Default arising under the Loan Agreement or under any document executed or delivered in connection with the Loan Agreement, existing prior to the Effective Date shall be hereby and forever waived by the Agent and the Lenders.

     Section 9. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, and any other any local or other counsel for Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

     Section10.     Governing  Law.  This  Amendment  and  the  rights  and
obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

     Section 11. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 12. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.


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     Section 13.     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

     Section 14. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.


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     In  Witness  Whereof,  the  parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

     Notice pursuant to Tex. Bus. & Comm. Code Sec.26.02

     This Amendment and all other Loan Documents executed by any of the parties before or substantially contemporaneously with the execution hereof together constitute a written Loan Agreement and represent the final agreement between the parties between the parties and may not be contradicted by evidence or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.


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                              Boots  &  Coots  International  Well
                              Control,  Inc.,  a  Delaware  corporation

                              By:
                                 -----------------------------------------
                              Name:  Larry  H.  Ramming
                              Title:  Chairman  and  Chief  Executive  Officer

                              Specialty  Finance Fund I, LLC, a Delaware limited
                                liability Borrower (as successor to Comerica Bank-Texas, a Texas banking association) as Agent and as a Lender

                              By:
                                 -----------------------------------------
                              Name:
                                 -----------------------------------------
                              Title:
                                 -----------------------------------------

                              By:
                                 -----------------------------------------
                              Name:
                                 -----------------------------------------
                              Title:
                                 -----------------------------------------



                              CHARLES  PARKER



                              --------------------------------------------
                              CHARLES  PARKER.  AS  A  LENDER



                              STEVEN  P.  NICHOLS



                              --------------------------------------------
                              STEVEN  P.  NICHOLS,  AS  A  LENDER



                              DUANE  H.  FLOYD



                              --------------------------------------------
                              DUANE  H.  FLOYD,  AS  A  LENDER

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation. Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code Sec.26.02 set forth above.

                              ABASCO,  INC.,
                                a  Texas  corporation

                              By:
                                 ---------------------------------------------
                              Name:  Larry  H.  Ramming
                              Title:  Chairman  and  Chief  Executive  Officer

                              Boots  &  Coots  Special  Services,  Inc.,
                                a  Texas  corporation

                              By:
                                 ---------------------------------------------
                              Name:  Larry  H.  Ramming
                              Title:  Chairman  and  Chief  Executive  Officer

                              Elmagco,  Inc.,
                                a  Delaware  corporation

                              By:
                                 ---------------------------------------------
                              Name:  Larry  H.  Ramming
                              Title:  Chairman  and  Chief  Executive  Officer

                              Hell  Fighters,  Inc.,
                                a  Texas  corporation

                              By:
                                 ---------------------------------------------
                              Name:  Larry  H.  Ramming
                              Title:  Chairman  and  Chief  Executive  Officer

                              IWC  Engineering,  Inc.,
                                a  Texas  corporation

                              By:
                                 ---------------------------------------------
                              Name:  Larry  H.  Ramming
                              Title:  Chairman  and  Chief  Executive  Officer

                              IWC  Services,  Inc.,
                                a  Texas  corporation

                              By:
                                 ---------------------------------------------
                              Name:  Larry  H.  Ramming
                              Title:  Chairman  and  Chief  Executive  Officer

                               FORM OF RESOLUTIONS






                                    Exhibit A